UBS Series Funds

February 24, 2021

Supplement to the Prospectus dated August 28, 2020, as supplemented.

Includes:

•	UBS Select ESG Prime Preferred Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select ESG Prime Preferred Fund (“fund”).

First, the temporary reduction in the minimum initial investment amount for investors purchasing shares of the fund through UBS Financial Services Inc. is extended through May 31, 2021. This disclosure change will become effective on April 1, 2021 (“Effective Date”).

Second, this supplement updates certain information for the fund regarding the extension of the voluntary fee waiver through May 31, 2021. This disclosure change will become effective on March 1, 2021.

The Prospectus is hereby supplemented as shown below.

I. Temporary Reduction of the Minimum Initial Investment Amount

On the Effective Date, the section captioned “Fund summary” and sub-captioned “Purchase & sale of fund shares” for UBS Select ESG Prime Preferred Fund beginning on page 24 of the Prospectus is revised by replacing the fourth sentence of that section in its entirety with the following:

The minimum investment level for initial purchases generally is $99,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through May 31, 2021 is $1,000,000.

On the Effective Date, the section captioned “Managing your fund account” and sub-captioned “Minimum investment.” beginning on page 36 of the Prospectus is revised by replacing the first sentence of that section in its entirety with the following:

The minimum investment level for initial purchases of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund generally is $99,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through May 31, 2021 is $1,000,000 for UBS Select ESG Prime Preferred Fund.

ZS-1092

On the Effective Date, the section captioned “Managing your fund account” and sub-captioned “Minimum investment.” beginning on page 42 of the Prospectus is revised by replacing the first sentence of that section in its entirety with the following:

The minimum investment level for initial purchases of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund generally is $99,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through May 31, 2021 is $1,000,000 for UBS Select ESG Prime Preferred Fund.

II. Extension of Voluntary Fee Waiver

Effective March 1, 2021, the section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 50 of the Prospectus is revised by replacing the first sentence of the fifth paragraph of that section in its entirety with the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Preferred Fund’s expenses by 0.10% until May 31, 2021.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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